SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                   --------

              Deutsche CROCI (Reg. TM) Sector Opportunities Fund


The following information replaces the "Main investments" disclosure contained in the "PRINCIPAL INVESTMENT STRATEGY" section of the summary section and the "Fund Details" section of the fund's prospectuses.


MAIN INVESTMENTS. Under normal circumstances, the fund will invest in common stocks of approximately 30 companies selected from among the largest European, US and Japanese companies represented in the CROCI (Reg. TM) Investment Strategy and Valuation Group's database of companies evaluated using the Cash Return on Capital Invested (CROCI (Reg. TM)) proprietary strategy.


Portfolio management will choose investments from three of the following nine global economic sectors, each of which is comprised of two or more industries (the fund will not focus on the industries within a sector):

o Consumer Discretionary

o Consumer Staples

o Energy

o Healthcare

o Information Technology

o Industrials

o Materials

o Telecom

o Utilities


In addition, the fund may invest without limit in stocks and other securities of companies not publicly traded in the United States.


               Please Retain This Supplement for Future Reference


May 26, 2017
PROSTKR-834

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